UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 17, 2023
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 17, 2023 Central Valley Community Bancorp held its Annual Meeting of Shareholders. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Elected Directors of the Company to serve until the 2023 Annual Meeting of Shareholders and until their successors are elected and qualified.

In the election of directors, no candidates were nominated for election as a director other than the nominees of the Board of Directors whose names were set forth in the Company’s proxy statement dated April 1, 2023. Set forth below is a tabulation of the votes cast in the election of Directors with respect to each nominee for office:

Director	Votes Cast for Election	Votes Withheld	Broker Non-Votes
Daniel N. Cunningham	6,469,311	1,070,657	1,214,504
Daniel J. Doyle	4,789,139	2,750,829	1,214,504
Frank T. (“Tommy”) Elliott, IV	6,765,715	774,253	1,214,504
Robert J. Flautt	7,294,485	245,483	1,214,504
Gary D. Gall	7,293,876	246,092	1,214,504
James J. Kim	7,456,890	83,078	1,214,504
Andriana D. Majarian	6,789,972	749,996	1,214,504
Steven D. McDonald	6,534,568	1,005,400	1,214,504
Louis McMurray	4,556,924	2,983,044	1,214,504
Karen A. Musson	4,515,893	3,024,075	1,214,504
Dorothea D. Silva	7,486,518	53,450	1,214,504
William S. Smittcamp	6,435,504	1,104,464	1,214,504

The ratification of the appointment of Crowe LLP for the 2023 fiscal year as the Company’s independent registered public accounting firm.  The appointment was ratified by the following votes:

For	Against	Abstain
8,695,058	52,395	7,019

The adoption of a non-binding advisory resolution approving executive compensation. The resolution was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
7,232,203	194,872	112,893	1,214,504

The adoption of a non-binding advisory resolution approving frequency of future advisory votes on executive compensation. The resolution was ratified by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,416,186	155,846	828,334	139,602	1,214,504

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 19, 2023	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ Shannon Avrett Shannon Avrett Executive Vice President and Chief Financial Officer (Principal Accounting Officer)